United States
Securities and Exchange Commission
Washington, D.C. 20549

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

File by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material pursuant to §240.14a-12

Tredegar Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Tredegar CORPORATION VOTE

Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the Tredegar Corporation Shareholder Meeting to be Held on Thursday, May 8, 2025

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders meeting are available on the Internet. Follow the instructions below to view the materials and vote online or order hardcopy materials. The items to be voted on are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2025 Proxy Statement and 2024 Annual Report and Form 10-K for the fiscal year ended December 31, 2024 are available at:

https://web.viewproxy.com/tredegar/2025

Easy Online Access — View your proxy materials and vote.

Step 1: Go to https://web.viewproxy.com/tredegar/2025
Step 2: Click on Cast Your Vote or Order Hardcopy Materials
Step 3: Follow the instructions on the screen to log in
Step 4: Vote your shares

Obtaining a Copy of the Proxy Materials – If you want to receive a paper copy of the proxy materials, you must request one. There is no charge to you for requesting a paper copy. Please make your request as instructed on the reverse side on or before May 1, 2025 to facilitate timely delivery.

Shareholder Meeting Notice

Tredegar Corporation's Annual Meeting of Shareholders will be held on Thursday, May 9, 2025, at 9:00 a.m., EDT, virtually via the internet at http://web.viewproxy.com/tredegar/2025/vm. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommend a vote FOR all the nominees and FOR Proposals 2 and 3:

1. Election of Directors:

   Nominees:

   01 - George C. Freeman, III

   02 - Kenneth R. Newsome

   03 - Gregory A. Pratt

   04 - Thomas G. Snead, Jr.

   05 - John M. Steitz

   06 - Carl E. Tack, III

   07 – Christine R. Vlahcevic

2. Non-Binding Advisory Vote to Approve Named Executive Officer Compensation

3. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Here's how to order a copy of the proxy materials and select delivery preferences:

Delivery requests can be submitted using the options below.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

- **Internet** – Go to https://web.viewproxy.com/tredegar/2025. Click Cast Your Vote or Order Hardcopy Materials.
- **Phone** – Call us free of charge at **(866) 804-9616.**
- **Email** – Send an email to requests@viewproxy.com. If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit Virtual Control Number (located on the reverse side) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 1, 2025.